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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 15, 2005
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-19557               36-3777824
-----------------------------    ----------------     -----------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                           ---------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is Salton's press release dated June 15, 2004. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits

              99.1   Press Release issued by Salton, Inc. dated June 15, 2005.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Jun 15, 2005

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ----------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director



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                                  EXHIBIT INDEX





   EXHIBIT
     NO.                               DESCRIPTION
   -------                          -----------------

     99.1        Press Release issued by Salton, Inc. dated June 15, 2005.



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